UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 8, 2007 (June 4, 2007)

Williams Controls, Inc.

(Exact name of Company as specified in its charter)

Delaware	0-18083	84-1099587
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14100 S.W. 72nd Avenue

Portland, OR 97224

(Address of principal executive offices)

(503) 684-8600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)   KPMG LLP was previously the principal accountants for Williams Controls, Inc. (the “Company”). On June 4, 2007, KPMG LLP was dismissed.  The decision to change accountants was approved on May 30, 2007, by the Audit Committee of the Board of Directors of the Company.

The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP’s report on the consolidated financial statements of the Company and subsidiaries as of and for the years ended September 30, 2005 and 2004, contained a separate paragraph stating that “In fiscal year 2003, the Company adopted Statement of Financial Accounting Standard No. 150, as discussed in Note 14 to the consolidated financial statements.”

During the two fiscal years ended September 30, 2006 and the subsequent interim periods through June 4, 2007, (a) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of the above disclosure to KPMG LLP and requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter addressed to the SEC, dated June 8, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b)   On May 30, 2007, the Company’s Audit Committee approved the appointment of Moss Adams LLP, effective June 5, 2007, to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements beginning with third quarter June 30, 2007.

During the Relevant Period, neither the Company nor anyone on behalf of the Company consulted with Moss Adams LLP on any matter regarding: (1) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Moss Adams LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01               Financial Statements and Exhibits

(d)       Exhibits

16.1         Letter of KPMG LLP to the Securities and Exchange Commission dated June 8, 2007.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

WILLIAMS CONTROLS, INC.

Date: June 8, 2007	By:	/s/ DENNIS E. BUNDAY

Dennis E. Bunday
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated June 8, 2007.